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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 29, 2003 (December 29, 2003)

                         AMERICAN TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                                             87-0361799
           --------                                             ----------
(State or Other Jurisdiction of                                (IRS Employer
        Incorporation)                                       Identification No.)

                                     0-24248
                                     -------
                            (Commission File Number)

13114 Evening Creek Drive South, San Diego, California             92128
------------------------------------------------------             -----
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (858) 679-2114
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 29, 2003, American Technology Corporation (the "Company") issued a press release announcing its financial results for the fiscal year ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN TECHNOLOGY CORPORATION


Date: December 29, 2003              By: /s/ ELWOOD G. NORRIS
                                         ---------------------------------------
                                         Elwood G. Norris
                                         Chairman of the Board





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